Intangible Assets, Net (Tables)	12 Months Ended
Dec. 31, 2024
Intangible Assets, Net [Abstract]
Schedule of Intangible Assets, Net

Intangible assets, net consist of the following:

	As of December 31,
	2023	2024	2024
	HKD	HKD	US$
Software	1,277,753	1,277,753	164,496
Trademarks (note (a))	—	15,023,180	1,934,057
Total	1,277,753	16,300,933	2,098,553
Less: accumulated amortization	(1,277,753)	(2,759,491)	(355,252)
Intangible assets, net	—	13,541,442	1,743,301

Note (a):	On May 29, 2024, the Company entered into assets purchase agreement with a company controlled by Ms. Siu, Neo-Concept (Holdings) Company Limited, to purchase the trademark at a consideration of HK$15,023,180 (US$1,931,000). The trademarks are brand names which filed in Hong Kong, the Mainland China, the European Union, the US, Qatar and the United Arab Emirates.